UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2006

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2006, the Compensation and Organization Committee ("Committee") of the Board of Directors of Cleveland-Cliffs Inc (the "Company") approved a grant of Performance Shares and Retention Units under the Company’s Long-Term Incentive Program ("LTI Program") to key management employees including the named executive officers for the Performance Period 2006-2008. The grant of Performance Shares assumes 100% attainment of performance goals.

The following indicates the Performance Shares and the Retention Units granted to the named executive officers of the Company.

John S. Brinzo 13,175, 2,325
David H. Gunning 5,185, 915
Joseph A. Carrabba 7,055, 1,245
William R. Calfee 3,315, 585
Donald J. Gallagher 3,570, 630

The Performance Shares granted under the LTI Program measure performance for the period 2006-2008 on the basis of two factors: (1) relative total shareholder return, and (2) three year average pre-tax return on net assets and are paid out in common shares. Retention units are a bookkeeping entry that records a unit equivalent to one common share and is paid out in cash, based on the value of a common share at the end of the three-year retention period.

In the event the participant’s employment is terminated prior to the end of the three-year retention period because of death, disability, retirement or by the Company without cause, the participant will receive a pro rata portion of the Performance Shares and Retention Units. In the event the participant voluntarily terminates employment or is terminated by the Company for cause prior to the end of the three-year retention period, the participant will forfeit the right to the Performance Shares.

Upon the occurrence of a change in control, all Performance Shares granted to a participant will vest and all Retention Units will become nonforfeitable and paid out in cash.

The form of grant agreement for the LTI Program is included as Exhibit 10(a). The foregoing discussion of the terms of such agreement is qualified in its entirety by reference to the full text of such exhibit, which is incorporated by reference herein.

Dated May 8, 2006 and effective as of January 1, 2006, the Compensation & Organization Committee amended the LTI Program to eliminate the maximum amount that may be paid from the 1992 Incentive Equity Plan. The amendment to the LTI Program is included as Exhibit 10(b). The foregoing discussion of the terms of such amendment is qualified in its entirety by reference to the full text of such exhibit, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits
(d)

10(a) Form of Cleveland-Cliffs Inc Long-Term Incentive Program Participant Grant and Agreement Year 2006

10(b) Amendment No. 1 to Long-Term Incentive Program dated May 8, 2006 and effective as of January 1, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

March 15, 2005	By:	Robert J. Leroux

Name: Robert J. Leroux
Title: Vice President and Controller

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Exhibit Index

Exhibit No.	Description

10.(a)	Form of Cleveland-Cliffs Inc Long-Term Incentive Program Participant Grant and Agreement Year 2006
10.(b)	Amendment No. 1 to Long-Term Incentive Program dated May 8, 2006 and effective January 1, 2006